Exhibit 24


                              EXXON MOBIL CORPORATION

                                 POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints Brian A. Maher, Lucille J. Cavanaugh, Richard E. Gutman and Paul A. Hanson, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 relating to the issuance of the registrant's common stock under its 1993 Incentive Program and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                       Title                         Date
_________                       _____                         ____


/s/ Lee R. Raymond              Chairman of the Board         November 1, 2002
___________________________
Lee R. Raymond


/s/ Michael J. Boskin           Director                      November 1, 2002
___________________________
Michael J. Boskin


/s/ William T. Esrey            Director                      November 1, 2002
___________________________
William T. Esrey


/s/ Donald V. Fites             Director                      November 1, 2002
___________________________
Donald V. Fites


/s/ James R. Houghton           Director                      November 1, 2002
___________________________
James R. Houghton


/s/ William R. Howell           Director                      November 1, 2002
___________________________
William R. Howell




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Signature                       Title                         Date
_________                       _____                         ____




/s/ Helene L. Kaplan            Director                      November 1, 2002
____________________________
Helene L. Kaplan


/s/ Reatha Clark King           Director                      November 1, 2002
___________________________
Reatha Clark King


/s/ Philip E. Lippincott        Director                      November 1, 2002
___________________________
Philip E. Lippincott


/s/ Harry J. Longwell           Director                      November 1, 2002
___________________________
Harry J. Longwell


/s/ Henry A. McKinnell, Jr.     Director                      November 1, 2002
___________________________
Henry A. McKinnell, Jr.


/s/ Marilyn Carlson Nelson      Director                      November 1, 2002
___________________________
Marilyn Carlson Nelson


/s/ Walter V. Shipley           Director                      November 1, 2002
___________________________
Walter V. Shipley


/s/ Frank A. Risch              Treasurer                     November 1, 2002
___________________________     (Principal Financial Officer)
Frank A. Risch


/s/ Donald D. Humphreys         Controller                    November 1, 2002
___________________________     (Principal Accounting Officer)
Donald D. Humphreys










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